UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22437
Guggenheim Taxable Municipal Managed Duration Trust
(Exact name of registrant as specified in charter)

227 West Monroe, Chicago, IL, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:    (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2019 - May 31, 2020

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

5.31.2020

Guggenheim Funds Annual Report

Guggenheim Taxable Municipal Managed Duration Trust

Beginning on January 1, 2021, paper copies of the Trust's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Trust electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Trust's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Trust, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-GBAB-AR-0520

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Monthly portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Trust and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	May 31, 2020

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the 12-month period ended May 31, 2020. The period was marked by the emergence and spread of a novel and highly contagious form of coronavirus, producing a pandemic that caused a steeper plunge in output and employment in two months than during the first two years of the Great Depression.
A recovery began in May 2020 as states began to reopen, but the subsequent rise in infections showed the difficulty in managing an economic recovery amid a pandemic. We expect the recovery could continue at an uneven pace as households, businesses, and governments gradually learn how to adapt. However, we do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process may take until mid-2021, or possibly longer. Even after a vaccine is deployed, the recovery could be sluggish due to the long-term damage being done to the economy. The surge in joblessness is damaging household balance sheets, and precautionary saving will further hold back the recovery in consumption.
The impact of these events affected performance of the Trust for the period. To learn more about the Trust’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Trust’s performance.
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in a diversified portfolio of taxable municipal securities, and may invest up to 20% of Managed Assets in securities other than taxable municipal securities.
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2020, the Trust provided a total return based on market price of 6.03% and a total return based on NAV of 3.86%. As of May 31, 2020, the Trust’s market price of $23.20 per share represented a premium of 5.02% to its NAV of $22.09 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.50% based on the Trust’s closing market price of $23.20 on May 31, 2020. There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see the

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	May 31, 2020

Distributions to Shareholders & Annualized Distribution Rate on page 22, and Note 2(f) on page 48 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
On October 16, 2019, the Trust entered into an at-the-market sales agreement to offer and sell up to 3,000,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Trust. Page 58 of this report describes the at-the-market offering and the results of said offering during the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 75 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.
Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Taxable Municipal Managed Duration Trust
June 30, 2020

4 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2020

Our recession forecasting tools pointed to a downturn beginning between the fourth quarter of 2019 and the second quarter of 2020, with a midpoint of February 2020. While we did not see a pandemic coming, it turns out that February was indeed the peak in the business cycle. What has unfolded since has been an economic shock of unprecedented scale and scope. COVID-19, one of the deadliest pandemics in a century, caused a steeper plunge in output and employment in two months than occurred during the first two years of the Great Depression. As COVID-19 spiraled into a global pandemic, risk assets traded down and corporate spreads widened to levels not seen since the financial crisis. During the first quarter of 2020, the S&P 500 Index and benchmark high yield, bank loan, and investment-grade indices declined by 19.60%, 12.68%, 13.19%, and 3.63%, respectively.
In response to the crisis, the Federal Open Market Committee cut interest rates by 125 basis points in March and passed a series of stimulus programs. Among them were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, and subsequent market performance, especially for stocks, has defied weak economic signals in the belief that policymakers will not allow companies to collapse under the weight of their substantial debt. For the 12 months ended May 31, 2020, the S&P 500 Index returned 12.84%, and the Bloomberg Barclays U.S. Aggregate Bond Index returned 9.42%. As a result of the supportive policy response, the U.S. budget deficit is headed to its highest as a share of GDP since World War II, and the U.S. Federal Reserve’s (the “Fed”) balance sheet could exceed $9 trillion by the end of the year. But even this policy response cannot force consumers to spend or businesses to invest amid staggering uncertainty, and future rounds of fiscal stimulus will likely be needed.
Many countries and all U.S. states are taking tentative steps to reopen their economies, which is supporting an uptick in economic activity. However, we do not expect a genuine recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process is likely to take 12–18 months, but possibly longer. In the meantime, keeping the infection rate in check will require social distancing measures that stymie economic activity. Given millions of identified cases today and limited testing capabilities, a premature reopening could mean another spike in infections.
Joblessness has surged, with the fall in U.S. employment in April alone representing a 40 standard deviation shock, erasing all the job gains of the preceding 21 years. As personal, small business, and corporate bankruptcies mount, permanent damage is being done to the productive capacity of the economy, which will stunt the recovery in output and corporate profits. The road to recovery may have begun in May, but we would remind investors that it took nearly 10 years for the unemployment rate to return to the cycle low seen in 2007, and the current shock appears to be several times more severe than the last financial crisis.
We would also note that cracks were forming long before the current crisis. On July 31, 2019, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these were slowing global growth, the threat of additional U.S.-China tariffs, and concerns over Brexit. The Fed went on to cut rates in September and December of 2019 as it sought to sustain the expansion.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited)	May 31, 2020

Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; Allen Li, CFA, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the 12-month period ended May 31, 2020.
What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities. Under normal market conditions, the Trust will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in taxable municipal securities, including Build America Bonds (“BABs”), which qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”).
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities, including tax-exempt municipal securities, from which interest income is exempt from regular U.S. federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans, and other income-producing securities.
At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.
Any change in the Build America Bonds market?
2019 saw the highest new issuance of taxable municipal securities since the BABs program in 2009–2010. Almost $67 billion of taxable municipal debt was issued in 2019, about half of it in the fourth quarter alone. Among the reasons for the surge were advance refunding of tax-exempt municipal debt with taxable debt, continued low interest rates, and continued interest from international investors. Bank of America Merrill Lynch sees the trend continuing, estimating more than $100 billion in issuance in 2020.

6 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Following the 2009 financial crisis, BABs were created to support job-creating projects funded by the public finance market. Proceeds were commonly used to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings. Although interest received on BABs is subject to U.S. federal income tax, issuers of these securities are eligible to receive a subsidy of up to 35% from the U.S. Treasury. Under sequestration, the subsidy has been cut by about 6% each year since 2013.
Because the relevant provisions of the Act were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. Therefore, the number of BABs available in the market is limited. Nearly $200 billion in BABs were issued before the program ended in 2010.
How did the Trust perform for the 12-month period ended May 31, 2020?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2020, the Trust provided a total return based on market price of 6.03% and a total return based on NAV of 3.86%. As of May 31, 2020, the Trust’s market price of $23.20 per share represented a premium of 5.02% to its NAV of $22.09 per share. As of May 31, 2019, the Trust’s market price of $23.38 per share represented a premium of 2.95% to its NAV of $22.71 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and may be higher or lower than the Trust’s NAV.
The Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized rate of 6.50% based on the Trust’s closing market price of $23.20 on May 31, 2020. There is no guarantee of future distributions or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 22, and Note 2(f) on page 48 for more information on distributions for the period.
Why did the Trust accrue excise tax during the 12-month period ended May 31, 2020?
As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the trust’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Trust’s Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.
How did other markets perform in this environment for the 12-month period ended May 31, 2020?

Index	Total Return
Bloomberg Barclays Municipal Bond Index	3.98%
Bloomberg Barclays Taxable Municipal Index	7.69%
Bloomberg Barclays U.S. Aggregate Bond Index	9.42%
Bloomberg Barclays U.S. Corporate High Yield Index	1.32%
Credit Suisse Leveraged Loan Index	-3.35%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	-1.83%
ICE Bank of America Merrill Lynch Build America Bond Index	8.11%
S&P 500 Index	12.84%

What was notable in the municipal market for the 12-month period ended May 31, 2020?
As with so many other sectors of the fixed income market, the most notable event was the dramatic plunge and quick rebound of municipal bonds as a result of COVID-19. Through early March, large inflows to municipal bond funds continued pushing prices higher and yields lower across maturities and credit quality. The average yield of 10-year AAA general obligation bonds dipped to a multi-year low of 0.78%. Then, fears of a global pandemic shook markets, reversing flows and driving those same yields up to two percentage points higher, as investors sought the safety of U.S. Treasuries and cash.
The Bloomberg Barclays Municipal Bond Index registered its lowest monthly return for the period in March, and tax-exempt new issue supply fell by one-third to a total of $19 billion, compared with $28 billion for the same month a year earlier. Municipal-to-Treasury ratios surged (the 10-year ratio was 369% and the 30-year ratio was 251% at their heights), to levels higher than the financial crisis of 2008-2009. Fund outflows mushroomed through March and April, eventually totaling more than $43 billion, causing the rates of Variable-Rate Demand Notes (“VRDNs”) to spike as mutual funds sold to meet mutual fund redemptions.
Then, almost as suddenly as the market unraveled, credit conditions eased with the U.S. federal Reserve’s (the “Fed’s”) commitment to buy short-term municipal bonds as part of the government’s $2 trillion stimulus bill. The Coronavirus Aid Relief and Economic Security Act (“CARES Act”), enacted March 27, provided $150 billion directly to state governments and key funding to help hospitals cope with the budgetary pressures of COVID-19. On April 8, 2020, the Fed said a municipal liquidity facility

8 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

would offer up to $500 billion in lending to states and municipalities. On June 3, 2020, after the period ended, the number and type of eligible entities expanded, effectively permitting smaller borrowers to tap the facility.
Although volatility continued through April, dislocation in the municipal bond market ebbed in May, and prices and issuance returned to normal levels. The Bloomberg Barclays Municipal Bond Index had its highest monthly return for the period, as optimism grew over the reopening of state economies. Municipal-to-Treasury ratios fell back to 130% and 116%, respectively. Year-over-year issuance at the end of May had jumped 10% ($136 billion to $150 billion), most of the increase due to taxable municipal bond issuance. Taxable municipal bonds also had the best return of all municipal bond sectors through the first five months of 2020, almost one percentage point higher than the return of the tax-exempt water and sewer sector.
New taxable municipal bonds amounted to $36 billion for the first five months of 2020, compared with $14 billion of issuance in the prior year, due in large part to advance refundings of tax-exempt debt given lower Treasury yields. The Tax Cuts and Jobs Act of 2017 eliminated advance refundings with tax-exempt bonds, but the low rate environment has encouraged issuers to execute similar financing strategies with taxable bonds several years ahead of par call dates, in some instances enabling issuers to replace 5% coupons on tax-exempt bonds with borrowing rates near 3%. The taxable portion of the $3.8 trillion municipal bond market is estimated to be around $500 billion.
Fund flows also reversed course as performance improved, with municipal bond inflows reported for four consecutive weeks in May. The total inflow for the final week in May was $4.3 billion.
The rate of default for municipal bonds is historically extremely low. According to Moody’s, for the 48 years ended in 2018, the default rate for investment grade municipal bonds was 0.10% over all rolling 10-year periods, compared with 2.28% for corporate bonds. Despite the passage of legislation to assist municipalities in the wake of the COVID-19 crisis, their budgets face severe challenges as widespread business shutdowns reduce tax revenues. State and local governments have already shed 1.5 million jobs in the past two months. Some estimates of the revenue impact to state and local governments as a result of the pandemic range from $600 billion to $1.8 trillion.
Discuss Trust asset allocation and respective performance for the 12-month period ended May 31, 2020.
The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipal bond securities was approximately 78%. The percentage of the Trust’s managed assets that was invested in taxable municipal bond securities passively fell below 80% near period end due to market movements and has drifted back over 80% subsequently.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

The balance of the Trust’s Managed Assets was invested in high yield corporate bonds, ABS, bank loans, and non-taxable municipal securities, such as tax-exempt municipal bonds. The exposure to leveraged credit and ABS was neutral to Trust performance, as these sectors had negative or mildly positive returns over the period, but with low correlation to the Trust’s core holdings.
Performance was driven by favorable security selection, sector allocation and the use of leverage to enhance the Trust’s returns. Liquidity improved in the last few weeks of the period, and spreads in several sectors, including airports, healthcare and hospitals, tightened despite their different underlying credit conditions, implying a technically driven market. We remain cautious as technical factors, such as Fed initiatives and mutual fund inflows, have driven yields below pre-pandemic levels, while credit conditions remain negative.
Rate positioning also added to returns as U.S.Treasury rates rallied. The Trust used interest rate swaps during the period primarily as a buffer against potential increases in the Trust’s cost of leverage. The use of interest rate swaps detracted from Trust’s performance for the period.
Discuss the Trust’s duration.
The Sub-Adviser employs investment and trading strategies that seek to maintain the leverage-adjusted duration of the Trust’s portfolio at generally less than 10 years. At May 31, 2020, the Trust’s duration was approximately 7.4 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow.) The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels.
Discuss the Trust’s use of leverage.
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return based on NAV during the period.
The Trust utilizes leverage as part of its investment strategy to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.
As of May 31, 2020, the Trust’s leverage was approximately 18% of Managed Assets (including the proceeds of leverage), compared with about 20% at the beginning of the period. The Trust currently employs leverage through reverse repurchase agreements with six counterparties and a credit facility with a major bank.

10 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and could magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.
The Bloomberg Barclays Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/use” requirements.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The ICE Bank of America Merrill Lynch Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.
The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Trust’s investments and a shareholder’s investment in the Trust are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Trust, the Trust, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Trust is subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest. Certain of these risk factors are described below. Please see the Trust’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gbab for a more detailed description of the risks of investing in the Trust. Shareholders may access the Trust’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Trust’s investments and a shareholder’s investment in the Trust to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results

12 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.
Credit Risk. The Trust could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. The risk of the occurrence of these types of events is especially heightened under current conditions. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Trust’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Trust investments.
Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Trust’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Trust’s investments. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 13

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Trust’s susceptibility to interest rate risk and diminishing yield and performance.
Leverage Risk. The Trust’s use of leverage, through borrowings or instruments such as derivatives, causes the Trust to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Trust may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Trust than if the Trust were not leveraged, which may result in a greater decline in the market price of the Trust shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Trust’s leverage costs may increase and there is a risk that the Trust may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Trust is otherwise required to reduce its leverage, the Trust may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Trust’s total leverage may vary significantly over time. To the extent the Trust increases its amount of leverage outstanding, it will be more exposed to these risks.
Liquidity Risk. The Trust may invest up to 15% of its Managed Assets (net assets plus any assets attributable to financial leverage) in municipal securities that are, at the time of investment, illiquid, and certain other securities in which the Trust may invest may be illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.
Management Risk. The Trust is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Trust to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

14 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

Market Risk. The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Trust’s investments and the performance of the Trust. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Trust invests.
Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies. Each of the foregoing may adversely affect the Trust’s investments in municipal securities.
Build America Bonds (“BABs”) Risk. BABs are a form of municipal financing. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because the relevant provisions of the American Recovery and Reinvestment Act of 2009 were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. There is no indication that Congress will renew the program to permit issuance of new Build America Bonds. As a result, the number of available BABs is limited, which may negatively affect the value of BABs. In addition, there can be no

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

assurance that BABs will continue to be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations.
Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases, which involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.
Taxable Municipal Securities Risk. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Additionally, litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
Senior Loans Risk. The Trust may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans of below investment grade quality are similar to the risks of other lower grade securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because

16 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade securities, which may have fixed interest rates. The Trust invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to the London Interbank Offered Rate (“LIBOR”), which functions as a reference rate or benchmark. It is anticipated that LIBOR will be discontinued at the end of 2021, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events may adversely affect the Trust and its investments in such instruments.
Structured Finance Investments Risk. The Trust’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Trust may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
Asset-Backed Securities Risk. ABS may be particularly sensitive to changes in prevailing interest rates. ABS involve certain risks in addition to those presented by mortgage-backed securities (“MBS”). ABS do not have the benefit of the same security interest in the underlying collateral as MBS and are more dependent on the borrower’s ability to pay and may provide the Trust with a less effective security interest in the related collateral than do MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Trust. In addition, these securities may provide the Trust with a less effective security

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 17

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2020

interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. ABS collateralized by other types of assets are subject to risks associated with the underlying collateral. These risks are elevated given the currently distressed economic, market, labor and health conditions.
In addition to the foregoing risks, investors should note that the Trust reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Trust’s Board of Trustees as required by law and the Trust’s governing documents.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

18 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

TRUST SUMMARY (Unaudited)	May 31, 2020

Trust Statistics
Share Price	$23.20
Net Asset Value	$22.09
Premium to NAV	5.02%
Net Assets ($000)	$414,168

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED MAY 31, 2020
				Since
	One	Three	Five	Inception
	Year	Year	Year	(10/28/10)
Guggenheim Taxable Municipal Managed Duration Trust
NAV	3.86%	4.96%	5.78%	8.58%
Market	6.03%	6.95%	8.66%	8.92%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Municipal Bonds	87.7%
Closed-End Funds	16.8%
Corporate Bonds	9.8%
Senior Floating Rate Interests	3.4%
Asset-Backed Securities	2.0%
Collateralized Mortgage Obligations	0.6%
Money Market Fund	0.5%
Common Stocks	0.0%*
Total Investments	120.8%
Other Assets & Liabilities, net	(20.8)%
Net Assets	100.0%

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee futures results.
* Less than 0.1%.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 19

TRUST SUMMARY (Unaudited) continued	May 31, 2020

Ten Largest Holdings	(% of Total Net Assets)
BlackRock Taxable Municipal Bond Trust	6.0%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	3.8%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds, 7.10%	3.8%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds, 8.57%	3.4%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds – (Federally Taxable -
Direct Subsidy), 6.00%	3.2%
Oklahoma Development Finance Authority Revenue Bonds, 5.45%	3.1%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds, 7.09%	2.9%
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds, 7.10%	2.8%
Oakland Unified School District, County of Alameda, California,
Taxable General Obligation Bonds, Election of 2006, Qualified School
Construction Bonds, Series 2012B, 6.88%	2.6%
Nuveen Taxable Municipal Income Fund	2.6%
Top Ten Total	34.2%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

20 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

TRUST SUMMARY (Unaudited) continued	May 31, 2020

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
AAA	0.7%
AA	43.4%
A	21.0%
BBB	10.7%
BB	7.0%
B	2.1%
CCC	0.2%
NR**	0.5%
Other Instruments
Closed-End Funds	14.0%
Money Market Fund	0.4%
Common Stocks	0.0%***
Total Investments	100.0%

*
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rate securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

**	NR (not rated) securities do not necessarily indicate low credit quality.
***	Less than 0.1%.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 21

TRUST SUMMARY (Unaudited) continued	May 31, 2020

22 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2020

	Shares	Value
COMMON STOCKS† – 0.0%
Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc.*,†††,1,2	17,838	$ 31,712
Energy – 0.0%
SandRidge Energy, Inc.*	9,544	15,079
Industrial – 0.0%
BP Holdco LLC*,†††,1,2	15,619	4,555
Vector Phoenix Holdings, LP*,†††,1	15,619	1,242
Total Industrial		5,797
Total Common Stocks
(Cost $115,907)		52,588
CLOSED-END FUNDS† – 16.8%
BlackRock Taxable Municipal Bond Trust	1,044,881	24,962,207
Nuveen Taxable Municipal Income Fund	521,465	10,851,687
Nuveen AMT-Free Quality Municipal Income Fund	441,210	6,119,583
Nuveen Quality Municipal Income Fund	383,883	5,370,523
Nuveen AMT-Free Municipal Credit Income Fund	311,829	4,664,962
Invesco Municipal Opportunity Trust	292,274	3,431,297
Invesco Trust for Investment Grade Municipals	250,383	3,019,619
Invesco Municipal Trust	238,904	2,790,399
BlackRock MuniVest Fund, Inc.	274,679	2,296,316
Nuveen California Quality Municipal Income Fund	140,274	2,010,126
Invesco Advantage Municipal Income Trust II	173,837	1,807,905
BNY Mellon Strategic Municipals, Inc.	170,865	1,291,739
Eaton Vance Municipal Income Trust	86,288	1,057,028
Nuveen California AMT-Free Quality Municipal Income Fund	5,040	74,693
BlackRock Municipal Income Trust	4,970	64,560
Total Closed-End Funds
(Cost $73,261,544)		69,812,644
MONEY MARKET FUND† – 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.10%[3]	1,894,747	1,894,747
Total Money Market Fund
(Cost $1,894,747)		1,894,747

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
MUNICIPAL BONDS†† – 87.7%
California – 14.4%
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[13]
7.10% due 08/01/40	$ 7,785,000	$ 11,558,156
6.80% due 08/01/30	2,245,000	3,048,755
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School
Construction Bonds, Series 2012B
6.88% due 08/01/33[4]	10,000,000	10,970,300
Los Angeles Department of Water & Power System Revenue Bonds,
Build America Bonds[13]
7.00% due 07/01/41[4]	10,000,000	10,482,200
Long Beach Unified School District, California, Qualified School
Construction Bonds, Federally Taxable, Election of 2008,
General Obligation Bonds
5.91% due 08/01/25[4]	7,500,000	8,735,250
Sonoma Valley Unified School District General Obligation Unlimited
7.12% due 08/01/28[4]	3,330,000	3,357,639
California Housing Finance Agency Revenue Bonds
3.66% due 02/01/29[4]	3,000,000	3,190,110
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	2,226,840
Monrovia Unified School District, Los Angeles County, California,
Election of 2006 General Obligation Bonds, Build America Bonds,
Federally Taxable[13]
7.25% due 08/01/28	1,025,000	1,303,574
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified
School Construction Bonds, Election of 2008
5.40% due 02/01/26[4]	1,000,000	1,183,320
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	660,000	775,018
6.05% due 08/01/21	235,000	242,358
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[4]	500,000	591,630
California State University Revenue Bonds
3.90% due 11/01/47[4]	500,000	581,685
Hillsborough City School District
due 09/01/36[14]	500,000	304,420
due 09/01/40[14]	500,000	253,725
Culver Redevelopment Agency Successor Agency Tax Allocation
8.00% due 11/01/20	405,000	416,709
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	265,077
Total California		59,486,766

See notes to financial statements.

24 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
MUNICIPAL BONDS†† – 87.7% (continued)
Washington – 9.3%
Washington State University, Housing and Dining System Revenue
Bonds, Taxable Build America Bonds[13]
7.40% due 04/01/41[4]	$ 6,675,000	$ 10,179,509
7.10% due 04/01/32	3,325,000	4,474,585
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	6,642,100
Central Washington University, System Revenue Bonds, 2010,
Taxable Build America Bonds[13]
6.50% due 05/01/30	5,000,000	6,076,350
Washington State Convention Center Public Facilities District,
Lodging Tax Bonds, Taxable Build America Bonds[13]
6.79% due 07/01/40[4]	5,000,000	5,832,950
City of Anacortes Washington Utility System Revenue Bonds
6.48% due 12/01/30	5,000,000	5,109,550
Port of Seattle Washington Revenue Bonds
3.76% due 05/01/36[4]	300,000	309,429
Total Washington		38,624,473
New Jersey – 6.3%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds[13]
7.10% due 01/01/41[4]	10,000,000	15,870,700
Camden County Improvement Authority Revenue Bonds
7.75% due 07/01/34[4]	8,000,000	8,025,840
7.85% due 07/01/35	2,000,000	2,005,760
New Jersey Economic Development Authority Revenue Bonds
6.43% due 06/15/20	200,000	200,376
Total New Jersey		26,102,676
Pennsylvania – 5.6%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds –
(Federally Taxable – Direct Subsidy)
6.00% due 09/01/30[4]	10,330,000	13,149,160
Pittsburgh, Pennsylvania, School District, Taxable Qualified
School Construction Bonds
6.85% due 09/01/29[4]	6,895,000	9,463,250
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	205,000	205,873
Altoona Water Authority Revenue Bonds
6.44% due 12/01/20	10,000	10,165
Kiski Area School District General Obligation Limited
6.63% due 09/01/20	5,000	5,069
Total Pennsylvania		22,833,517

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
MUNICIPAL BONDS†† – 87.7% (continued)
Texas – 5.4%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds[13]
7.09% due 01/01/42[4]	$ 10,020,000	$ 12,166,284
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds[13]
6.70% due 08/15/20[4]	10,000,000	10,114,200
Corpus Christi Independent School District General Obligation Unlimited
5.57% due 08/15/20	10,000	9,993
Total Texas		22,290,477
Indiana – 5.3%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana,
Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds,
Build America Bonds[13]
6.50% due 07/15/30	10,000,000	10,329,700
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[4]	8,690,000	8,735,622
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34[4]	2,920,000	2,764,773
Total Indiana		21,830,095
Georgia – 4.9%
Central Storage Safety Project Trust
4.82% due 02/01/38[5]	7,000,000	8,150,781
Atlanta & Fulton County Recreation Authority Revenue Bonds
5.10% due 12/01/47[4]	6,000,000	6,823,080
Georgia Municipal Association, Inc., Certificates of Participation,
DeKalb County Public Schools Project
5.21% due 12/01/22[4]	5,000,000	5,427,700
Total Georgia		20,401,561
Michigan – 4.5%
Detroit City School District General Obligation Unlimited
6.85% due 05/01/40[4]	5,000,000	5,027,350
7.75% due 05/01/39[4]	2,610,000	3,548,295
Detroit, Michigan, School District, School Building and Site Bonds,
Unlimited Tax General Obligation Bonds, Taxable Qualified
School Construction Bonds
6.65% due 05/01/29[4]	2,640,000	3,457,371
Fraser Public School District, Macomb County, Michigan, General
Obligation Federally Taxable School Construction Bonds,
2011 School Building and Site Bonds
6.05% due 05/01/26[4]	3,000,000	3,122,610
City of Detroit Michigan Water Supply System Revenue Bonds
5.00% due 07/01/21	1,555,000	1,634,305

See notes to financial statements.

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
MUNICIPAL BONDS†† – 87.7% (continued)
Michigan – 4.5% (continued)
Oakridge, Michigan, Public Schools, Unlimited Tax General
Obligation Bonds
6.75% due 05/01/26	$ 1,000,000	$ 1,003,170
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[4]	415,000	433,210
Jackson County Hospital Finance Authority Revenue Bonds
4.00% due 06/01/20	40,000	40,000
Total Michigan		18,266,311
Illinois – 4.3%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue
Project Bonds, Taxable Build America Bonds[13]
6.90% due 01/01/40[4]	5,100,000	7,036,623
Illinois, General Obligation Bonds, Taxable Build America Bonds[13]
7.35% due 07/01/35[4]	5,000,000	5,389,800
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build
America Bonds[13]
6.74% due 11/01/40[4]	2,990,000	4,019,547
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	970,864
6.73% due 04/01/35	200,000	208,266
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39[4]	195,000	191,396
Total Illinois		17,816,496
New York – 4.1%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds[13]
8.57% due 11/01/40[4]	10,010,000	14,279,765
Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Taxable Build America Bonds[13]
7.13% due 11/15/30[4]	2,630,000	2,655,643
Total New York		16,935,408
West Virginia – 3.8%
State of West Virginia, Higher Education Policy Commission,
Revenue Bonds, Federally Taxable Build America Bonds 2010[13]
7.65% due 04/01/40[4]	10,000,000	15,941,900
Oklahoma – 3.1%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	12,679,662
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	159,062
Total Oklahoma		12,838,724

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
MUNICIPAL BONDS†† – 87.7% (continued)
Colorado – 2.7%
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Build America Bonds[13]
7.02% due 03/15/21[4]	$ 7,500,000	$ 7,843,425
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	3,278,800
Total Colorado		11,122,225
Ohio – 2.4%
American Municipal Power, Inc., Combined Hydroelectric Projects
Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[4]	5,000,000	6,434,800
Madison Local School District, Richland County, Ohio, School
Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29[4]	2,500,000	2,557,025
Toronto City School District, Ohio, Qualified School Construction
Bonds General Obligation Bonds
7.00% due 12/01/28	1,085,000	1,097,065
Total Ohio		10,088,890
Alabama – 2.4%
Alabama State University, General Tuition and Fee Revenue Bonds,
Taxable Direct-Pay Build America Bonds[13]
7.20% due 09/01/38	5,000,000	5,034,000
7.10% due 09/01/35	3,000,000	3,021,300
7.25% due 09/01/40	2,000,000	2,013,220
Total Alabama		10,068,520
Louisiana – 2.2%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21[4]	8,000,000	8,161,520
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable
Hospital Revenue Bonds, North Oaks Health System Project,
Build America Bonds[13]
7.20% due 02/01/42[4]	1,055,000	1,057,996
Total Louisiana		9,219,516
South Carolina – 1.9%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[13]
7.33% due 07/01/40	5,000,000	6,942,250
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[6]	1,000,000	1,084,275
Total South Carolina		8,026,525
Vermont – 1.8%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds[13]
7.21% due 07/01/20	7,500,000	7,537,050

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
MUNICIPAL BONDS†† – 87.7% (continued)
Florida – 1.2%
Orlando, Florida, Community Redevelopment Agency, Taxable Tax
Increment Revenue Build America Bonds[13]
7.78% due 09/01/40[4]	$ 5,000,000	$ 5,069,450
Mississippi – 1.2%
Medical Center Educational Building Corporation, Taxable Build America Bonds,
University of Mississippi Medical Center Facilities Expansion and
Renovation Project[13]
6.84% due 06/01/35	5,000,000	5,026,450
Massachusetts – 0.5%
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,960,985
Puerto Rico – 0.2%
Puerto Rico Electric Power Authority Revenue Bonds
1.48% (3 Month USD LIBOR + 0.52%) due 07/01/29[7]	1,000,000	855,000
Minnesota – 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	271,165
Hawaii – 0.1%
City & County Honolulu Hawaii Wastewater System Revenue Revenue Bonds
6.12% due 07/01/20[4]	250,000	251,027
District of Columbia – 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	95,162
New Hampshire – 0.0%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds
5.00% due 08/01/20	20,000	19,954
Nevada – 0.0%
City of Reno Nevada Revenue Bonds
5.38% due 06/01/20	15,000	15,000
Wisconsin – 0.0%
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Revenue Bonds
5.00% due 06/01/20	15,000	14,850
Guam – 0.0%
Guam Government Waterworks Authority Revenue Bonds
5.63% due 07/01/20	10,000	10,043
Missouri – 0.0%
City of Sedalia Missouri Certificate Of Participation
7.10% due 06/01/20	10,000	10,000

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
MUNICIPAL BONDS†† – 87.7% (continued)
Virginia – 0.0%
Virginia Port Authority Commonwealth Port Fund Revenue Bonds
5.00% due 07/01/20	$ 10,000	$ 9,939
Arizona – 0.0%
Maricopa County Unified School District No. 95 Queen Creek General
Obligation Unlimited
6.75% due 07/01/20	5,000	4,972
Iowa – 0.0%
City of Clarion Iowa Revenue Bonds
9.00% due 06/01/20	5,000	4,950
South Dakota – 0.0%
South Dakota State Building Authority Revenue Bonds
5.65% due 06/01/20	5,000	4,950
Tennessee – 0.0%
City of Johnson City Tennessee General Obligation Unlimited
5.45% due 06/01/20	5,000	4,950
Total Municipal Bonds
(Cost $308,294,750)		363,059,977
CORPORATE BONDS†† – 9.8%
Consumer, Cyclical – 2.8%
Delta Air Lines, Inc.
7.00% due 05/01/25[4,6]	5,400,000	5,580,055
Aramark Services, Inc.
6.38% due 05/01/25[4,6]	1,150,000	1,203,808
5.00% due 02/01/28[6]	70,000	68,950
Hyatt Hotels Corp.
5.75% due 04/23/30[4]	1,100,000	1,159,422
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[6]	600,000	637,500
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[6]	500,000	510,000
Titan International, Inc.
6.50% due 11/30/23	850,000	461,125
Vail Resorts, Inc.
6.25% due 05/15/25[6]	400,000	420,000
Marriott International, Inc.
5.75% due 05/01/25[4]	320,000	346,823
Sabre GLBL, Inc.
9.25% due 04/15/25[6]	300,000	322,125
Performance Food Group, Inc.
6.88% due 05/01/25[6]	225,000	235,688

See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
CORPORATE BONDS†† – 9.8% (continued)
Consumer, Cyclical – 2.8% (continued)
Williams Scotsman International, Inc.
6.88% due 08/15/23[6]	$ 230,000	$ 232,875
Boyd Gaming Corp.
8.63% due 06/01/25[6]	175,000	186,946
Brookfield Residential Properties Incorporated / Brookfield Residential US Corp.
4.88% due 02/15/30[6]	175,000	148,697
Yum! Brands, Inc.
7.75% due 04/01/25[6]	100,000	110,500
Total Consumer, Cyclical		11,624,514
Industrial – 1.9%
Boeing Co.
5.81% due 05/01/50[4]	4,000,000	4,538,378
JELD-WEN, Inc.
6.25% due 05/15/25[6]	850,000	875,500
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[6]	600,000	609,000
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[6]	600,000	606,000
Howmet Aerospace, Inc.
6.88% due 05/01/25[4]	350,000	371,883
Cleaver-Brooks, Inc.
7.88% due 03/01/23[6]	350,000	293,199
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	250,000	255,000
ADT Security Corp.
6.25% due 10/15/21	200,000	206,826
Total Industrial		7,755,786
Energy – 1.7%
CNX Resources Corp.
5.88% due 04/15/22	4,624,000	4,590,152
Antero Resources Corp.
5.63% due 06/01/23[4]	2,100,000	1,218,000
5.13% due 12/01/22	298,000	208,600
Husky Energy, Inc.
3.95% due 04/15/22	250,000	251,818
4.00% due 04/15/24	195,000	194,906
Buckeye Partners, LP
4.35% due 10/15/24	250,000	243,750
Range Resources Corp.
5.00% due 08/15/22	100,000	93,500
5.88% due 07/01/22	85,000	80,538
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	111,185

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
CORPORATE BONDS†† – 9.8% (continued)
Energy – 1.7% (continued)
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	$ 225,000	$ 97,313
Equities Corp.
4.88% due 11/15/21	58,000	56,840
Total Energy		7,146,602
Financial – 1.2%
NFP Corp.
7.00% due 05/15/25[4,6]	2,050,000	2,126,875
Charles Schwab Corp.
5.38% [8,9]	2,000,000	2,118,900
QBE Insurance Group Ltd.
5.88% [6,8,9]	650,000	665,275
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[6]	125,000	108,750
Total Financial		5,019,800
Consumer, Non-cyclical – 1.0%
US Foods, Inc.
6.25% due 04/15/25[4,6]	1,300,000	1,347,125
Avantor, Inc.
6.00% due 10/01/24[4,6]	1,000,000	1,049,790
Bausch Health Companies, Inc.
6.50% due 03/15/22[6]	1,000,000	1,017,000
WEX, Inc.
4.75% due 02/01/23[6]	250,000	246,250
Nielsen Finance LLC / Nielsen Finance Co.
4.50% due 10/01/20	200,000	200,000
Carriage Services, Inc.
6.63% due 06/01/26[6]	150,000	156,750
Total Consumer, Non-cyclical		4,016,915
Basic Materials – 0.6%
United States Steel Corp.
12.00% due 06/01/25[6]	2,000,000	2,002,500
Kaiser Aluminum Corp.
6.50% due 05/01/25[6]	250,000	256,562
Arconic Corp.
6.00% due 05/15/25[6]	200,000	207,210
Neon Holdings, Inc.
10.13% due 04/01/26[6]	70,000	67,375
Mirabela Nickel Ltd.
due 06/24/19[5,10]	96,316	4,816
Total Basic Materials		2,538,463

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
CORPORATE BONDS†† – 9.8% (continued)
Communications – 0.5%
Altice France S.A.
7.38% due 05/01/26[6]	$ 950,000	$ 999,875
Level 3 Financing, Inc.
5.38% due 05/01/25	572,000	587,621
T-Mobile USA, Inc.
6.00% due 04/15/24	500,000	508,385
CSC Holdings LLC
5.25% due 06/01/24	100,000	105,470
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	84,000	56,508
Total Communications		2,257,859
Technology – 0.1%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[6]	300,000	299,571
NCR Corp.
8.13% due 04/15/25[6]	50,000	53,813
Total Technology		353,384
Total Corporate Bonds
(Cost $40,544,383)		40,713,323
SENIOR FLOATING RATE INTERESTS††,7 – 3.4%
Consumer, Non-cyclical – 1.2%
US Foods, Inc.
4.25% (6 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25	2,850,000	2,650,500
Bombardier Recreational Products, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 05/24/27	2,000,000	1,985,000
BCPE Eagle Buyer LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	292,462	255,173
Endo Luxembourg Finance Co.
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	99,489	92,842
Certara, Inc.
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24†††	80,811	75,155
Total Consumer, Non-cyclical		5,058,670
Consumer, Cyclical – 0.9%
Samsonite IP Holdings S.A.R.L.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/25/25	2,000,000	1,939,160
WESCO
5.33% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††,1	491,250	480,541
Accuride Corp.
6.70% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	927,023	371,736

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,7 – 3.4% (continued)
Consumer, Cyclical – 0.9% (continued)
American Tire Distributors, Inc.
8.55% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%,
Rate Floor: 8.50%) due 09/02/24	$ 307,795	$ 186,730
7.20% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	34,224	30,460
BBB Industries, LLC
5.58% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	256,125	205,007
CHG Healthcare Services, Inc.
4.07% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	149,615	145,969
Landry’s Inc.
13.00% (3 Month USD LIBOR + 12.00%, Rate Floor: 13.00%) due 10/04/23	100,000	102,750
Playtika Holding Corp.
7.07% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	100,000	99,893
Total Consumer, Cyclical		3,562,246
Communications – 0.5%
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	987,500	913,438
Liberty Cablevision Of Puerto Rico LLC
5.18% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	500,000	498,335
McGraw-Hill Global Education Holdings LLC
5.45% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	423,172	359,696
Market Track LLC
5.25% (2 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%,
Rate Floor: 5.25%) due 06/05/24	243,125	201,794
Total Communications		1,973,263
Technology – 0.4%
EIG Investors Corp.
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 02/09/23	455,912	441,473
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	422,784	383,326
Aspect Software, Inc.
6.00% (2 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24†††	287,113	258,402
6.23% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 07/17/23†††,1	25,731	25,459
24-7 Intouch, Inc.
4.92% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	295,500	268,905
Transact Holdings, Inc.
4.92% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	298,500	263,426
Total Technology		1,640,991
Industrial – 0.2%
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	393,711	350,729
Bhi Investments LLC
6.34% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24	273,591	218,873

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,7 – 3.4% (continued)
Industrial – 0.2% (continued)
Diversitech Holdings, Inc.
4.45% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/03/24†††	$ 100,000	$ 95,000
Total Industrial		664,602
Energy – 0.1%
Matador Bidco S.A.R.L
4.92% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 10/15/26	500,000	459,375
Summit Midstream Partners, LP
7.00% (1 Month USD LIBOR + 6.00% and 3 Month USD LIBOR + 6.00%,
Rate Floor: 7.00%) due 05/13/22	78,189	13,761
Total Energy		473,136
Financial – 0.1%
Jefferies Finance LLC
3.19% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/03/26	297,000	272,405
Utilities – 0.0%
Oregon Clean Energy LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	240,136	226,928
Basic Materials – 0.0%
GrafTech Finance, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	163,889	156,514
Total Senior Floating Rate Interests
(Cost $15,139,798)		14,028,755
ASSET-BACKED SECURITIES†† – 2.0%
Infrastructure – 1.0%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[6]	4,000,000	4,012,147
Collateralized Loan Obligations – 0.7%
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[5]	1,000,000	860,467
Venture XX CLO Ltd.
2015-20A, 7.52% (3 Month USD LIBOR + 6.30%, Rate Floor: 6.30%)
due 04/15/27[6,7]	900,000	452,281
NewStar Clarendon Fund CLO LLC
2015-1A, 5.34% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%)
due 01/25/27[6,7]	500,000	446,053
WhiteHorse VIII Ltd.
2014-1A, 5.24% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%)
due 05/01/26[6,7]	500,000	270,014
WhiteHorse X Ltd.
2015-10A, 6.43% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%)
due 04/17/27[6,7]	500,000	261,843

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2020

	Face
	Amount	Value
ASSET-BACKED SECURITIES†† – 2.0% (continued)
Collateralized Loan Obligations – 0.7% (continued)
Staniford Street CLO Ltd.
2014-1A, 4.24% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%)
due 06/15/25[6,7]	$ 250,000	$ 232,097
Mountain Hawk II CLO Ltd.
2013-2A, 4.29% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%)
due 07/22/24[6,7]	250,000	225,089
Adams Mill CLO Ltd.
2014-1A, 6.22% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%)
due 07/15/26[6,7]	250,000	151,842
Avery Point V CLO Ltd.
2014-5A, 6.04% (3 Month USD LIBOR + 4.90%, Rate Floor: 0.00%)
due 07/17/26[6,7]	250,000	136,300
BNPP IP CLO Ltd.
2014-2A, 6.01% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%)
due 10/30/25[6,7]	250,000	86,866
Total Collateralized Loan Obligations		3,122,852
Transport-Aircraft – 0.3%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[6,11]	1,702,056	1,341,174
Total Asset-Backed Securities
(Cost $9,289,542)		8,476,173
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 0.6%
Residential Mortgage Backed Securities – 0.4%
LSTAR Securities Investment Limited
2019-5, 1.87% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/01/24[6,7]	1,754,631	1,718,398
Military Housing – 0.2%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 1.94% (WAC) due 11/25/55[6,7,12]	7,139,616	511,410
2015-R1, 5.49% (WAC) due 11/25/52[5,7]	91,816	82,786
Total Military Housing		594,196
Total Collateralized Mortgage Obligations
(Cost $2,423,075)		2,312,594
Total Investments – 120.8%
(Cost $450,963,746)		$ 500,350,801
Other Assets & Liabilities, net – (20.8)%		(86,183,031)
Total Net Assets – 100.0%		$ 414,167,770

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2020

1	Security was fair valued by the Valuation Committee at May 31, 2020. The total market value of fair valued securities amounts to $543,509, (cost $528,100) or 0.1% of total net assets.
2	Affiliated issuer.
3	Rate indicated is the 7-day yield as of May 31, 2020.
4	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of May 31, 2020, the total value of securities segregated was $191,004,857.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $9,098,850 (cost $8,422,939), or 2.2% of total net assets — See Note 12.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section
4(a)(2) securities is $33,631,861 (cost $33,636,513), or 8.1% of total net assets.
7	Variable rate security. Rate indicated is the rate effective at May 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer.
The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
8	Perpetual maturity.
9	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
10	Security is in default of interest and/or principal obligations.
11	Security is a step down bond with a 3.97% coupon rate until November 14, 2026. Future rate is
2.00% with a reset date of November 15, 2026.
12	Security is an interest-only strip.
13	Taxable municipal bond issued as part of the Build America Bond program.
14	Zero coupon rate security.

LIBOR	London Interbank Offered Rate
USD	United States Dollar
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2020

The following table summarizes the inputs used to value the Trust’s investments at May 31, 2020 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$15,079	$—	$37,509	$52,588
Closed-End Funds	69,812,644	—	—	69,812,644
Money Market Fund	1,894,747	—	—	1,894,747
Municipal Bonds	—	363,059,977	—	363,059,977
Corporate Bonds	—	40,713,323	—	40,713,323
Senior Floating Rate Interests	—	12,825,293	1,203,462	14,028,755
Asset-Backed Securities	—	8,476,173	—	8,476,173
Collateralized Mortgage Obligations	—	2,312,594	—	2,312,594
Total Assets	$71,722,470	$427,387,360	$1,240,971	$500,350,801

Investments in Securities (Liabilities)
Unfunded Loan Commitments (Note 11)	$—	$—	$94,120	$94,120

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $82,290,690 are categorized as Level 2 within the disclosure hierarchy See Note 7.
Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2020, the Trust had securities with a total value of $602,462 transfer into Level 3 from Level 2 due to a lack of observable inputs.
Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments result in that company being considered an affiliated issuer, as defined in the 1940 Act.
Transactions during the period ended May 31 2020, in which the company is an affiliated issuer, were as follows:

						Change in
					Realized	Unrealized		Shares/
	Value				Gain	Appreciation	Value	Face Amount
Security Name	05/31/19		Additions	Reductions	(Loss)	(Depreciation)	05/31/20	05/31/20
Common Stocks
BP Holdco LLC*,1	$5,515		$–	$–	$–	$(960)	$4,555	15,619
Targus Group International
Equity, Inc.*,1	39,160		–	(10,508)	–	3,060	31,712	17,838
Senior Floating Rate Interests
Targus Group International
Equity, Inc.
due 05/24/16	–	**	–	–	(209,082)	209,082	–	–
	$44,675		$–	$(10,508)	$(209,082)	$211,182	$36,267

*    Non-income producing security.
**   Security has market value of $0.
1    Security was fair valued by the Valuation Committee at May 31, 2020. The total market value of fair valued and affiliated securities amounts to $36,267, (cost $13,520) or less than 0.1% of total net assets.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2020

ASSETS:
Investments in unaffiliated issuers, at value (cost $450,950,226)	$500,314,534
Investments in affiliated issuers, at value (cost $13,520)	36,267
Cash	97,555
Prepaid expenses	1,071
Receivables:
Interest	6,514,443
Fund shares sold	1,025,263
Dividends	132,491
Total assets	508,121,624
LIABILITIES:
Reverse repurchase agreements (Note 7)	82,290,690
Borrowings (Note 8)	10,509,544
Unfunded loan commitments, at value (Note 11)
(commitment fees received $309,890)	94,120
Interest due on borrowings	25,649
Payable for:
Investments purchased	558,145
Investment advisory fees	251,817
Professional fees	104,229
Offering costs	33,109
Trustees’ fees and expenses*	23,289
Other liabilities	63,262
Total liabilities	93,953,854
NET ASSETS	$414,167,770
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
18,752,555 shares issued and outstanding	$187,526
Additional paid-in capital	361,392,247
Total distributable earnings (loss)	52,587,997
NET ASSETS	$414,167,770
Shares outstanding ($0.01 par value with unlimited amount authorized)	18,752,555
Net asset value	$22.09

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 39

STATEMENT OF OPERATIONS	May 31, 2020
For the Year Ended May 31, 2020

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$26,467,866
Dividends from securities of unaffiliated issuers	2,840,585
Total investment income	29,308,451
EXPENSES:
Investment advisory fees	3,084,981
Interest expense	2,805,034
Professional fees	165,514
Fund accounting fees	143,893
Administration fees	116,846
Excise tax expense	103,115
Trustees’ fees and expenses*	79,537
Printing fees	66,070
Custodian fees	32,845
Registration and filing fees	23,805
Transfer agent fees	20,382
Insurance	11,707
Miscellaneous	12,034
Total expenses	6,665,763
Net investment income	22,642,688
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,076,787
Investments in affiliated issuers	(209,082)
Swap agreements	264,985
Net realized gain	3,132,690
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(11,176,607)
Investments in affiliated issuers	211,182
Swap agreements	(286,812)
Net change in unrealized appreciation (depreciation)	(11,252,237)
Net realized and unrealized loss	(8,119,547)
Net increase in net assets resulting from operations	$14,523,141
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

40 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2020

	Year Ended	Year Ended
	May 31, 2020	May 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,642,688	$22,609,619
Net realized gain on investments	3,132,690	737,072
Net change in unrealized appreciation (depreciation)
on investments	(11,252,237)	3,277,699
Net increase in net assets resulting from operations	14,523,141	26,624,390
Total distributions to shareholders	(26,938,831)	(26,278,710)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the market offering	30,421,565	–
Reinvestments of distributions	631,504	149,168
Common shares offering cost charged to paid-in-capital	(185,292)	–
Net increase in net assets resulting from shareholder transactions	30,867,777	149,168
Net increase in net assets	18,452,087	494,848
NET ASSETS:
Beginning of period	395,715,683	395,220,835
End of period	$414,167,770	$395,715,683

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 41

STATEMENT OF CASH FLOWS	May 31, 2020
For the Year Ended May 31, 2020

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$14,523,141
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	10,965,425
Net realized gain on investments	(2,867,705)
Purchase of long-term investments	(136,112,569)
Proceeds from sale of long-term investments	123,755,609
Net purchases of short-term investments	(2,467,469)
Net accretion of discount and amortization of premium	(197,323)
Corporate actions and other payments	52,632
Commitment fees received and repayments of unfunded commitments	52,208
Decrease in interest receivable	1,784,357
Increase in dividend receivable	(132,491)
Decrease in investments sold receivable	1,141
Increase in prepaid expenses	(510)
Decrease in investments purchased payable	(4,224,581)
Decrease in interest due on borrowings	(96,230)
Increase in professional fees payable	104,229
Increase in investment advisory fees payable	919
Decrease in variation margin on interest rate swap agreements	(11,935)
Decrease in trustees’ fees and expenses payable*	(6,348)
Decrease in other liabilities	(147,576)
Net Cash Provided by Operating and Investing Activities	$4,974,924
Cash Flows From Financing Activities:
Proceeds from the issuance of common shares	29,396,302
Distributions to common shareholders	(26,307,327)
Proceeds from borrowings	24,000,000
Payments made on borrowings	(58,000,000)
Proceeds from reverse repurchase	381,307,992
Payments made on reverse repurchase agreements	(355,174,311)
Offering costs in connection with the issuance of common shares	(152,183)
Net Cash Used in Financing Activities	$(4,929,527)
Net decrease in cash	45,397
Cash at Beginning of Period (including restricted cash)**	52,158
Cash at End of Period	$97,555
Supplemental Disclosure of Non Cash Financing Activity: Cash paid during the
period for interest	$2,993,758
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$631,504

*  Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
** Includes $26,062 of cash and $26,096 of segregated cash for swap agreements with broker.
See notes to financial statements.

42 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016

Per Share Data:
Net asset value, beginning of period	$22.71	$22.69	$23.30	$23.30	$23.35
Income from investment operations:
Net investment income(a)	1.27	1.30	1.48	1.59	1.48
Net gain (loss) on investments (realized and unrealized)	(0.38)	0.23	(0.58)	(0.04)	0.13
Total from investment operations	0.89	1.53	0.90	1.55	1.61
Less distributions from:
Net investment income	(1.51)	(1.43)	(1.35)	(1.55)	(1.64)
Capital gains	—	(0.08)	(0.16)	—	(0.02)
Total distributions to shareholders	(1.51)	(1.51)	(1.51)	(1.55)	(1.66)
Net asset value, end of period	$22.09	$22.71	$22.69	$23.30	$23.30
Market value, end of period	$23.20	$23.38	$21.44	$23.23	$22.28
Total Return(b)
Net asset value	3.86%	7.11%	3.93%	6.81%	7.25%
Market value	6.03%	16.81%	(1.23%)	11.62%	10.95%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$414,168	$395,716	$395,221	$405,780	$405,820
Ratio to average net assets of:
Total expenses, including interest expense(c),(e)	1.65%	1.68%	1.65%	1.54%	1.38%
Net investment income, including interest expense	5.61%	5.82%	6.42%	6.80%	6.47%
Portfolio turnover rate	25%	6%	8%	6%	7%
Senior Indebtedness:
Borrowings committed facility agreement (in thousands)	$10,510	$44,510	$44,510	$47,509	$61,710
Asset Coverage per $1,000 of borrowings(d)	$40,409	$9,891	$9,879	$9,541	$7,576

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 43

FINANCIAL HIGHLIGHTS continued	May 31, 2020

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:

2020	2019	2018	2017	2016
0.96%	0.95%	0.99%	1.00%	0.99%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings.
(e)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Trust as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.32%, 0.00%, 0.00%, 0.00%, and 0.00% for the years ended
May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See notes to financial statements.

44 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2020

Note 1 – Organization
Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Significant Accounting Policies
The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities and/or other assets.
Valuations of the Trust’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.
The value of interest rate swap agreements entered into by the Trust are accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

46 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.
The Trust may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Trust and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Floating Rate Interest and Loan Investments
Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
The Trust invests in loans and other similar debt obligations (“obligations”). A portion of the Trust’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Trust may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Trust may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Trust is subject to other risks associated with investments in (or exposure to) obligations, including that obligations

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

may not be considered “securities” and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(d) Interest on When-Issued Securities
The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.
(e) Currency Translations
The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Trust. Foreign investments may also subject the Trust to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities, other than investments in securities, at the fiscal period end, resulting from changes in exchange rates.
(f) Distributions to Shareholders
The Trust declares and pays monthly distributions to common shareholders. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

48 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

(g) Swap Agreements
Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.
Upon entering into certain centrally-cleared swap transactions, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Trust depending on fluctuations in the fair value of the reference entity and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Upfront payments received or made by the Trust on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Trust are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.
(h) Indemnifications
Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust utilized derivatives for the following purposes:

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.
Swap Agreements
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Trust utilizing interest rate swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Interest rate swaps involve the exchange by the Trust with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.
The following table represents the Trust’s use and volume of interest rate swaps on a monthly basis:
	Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Hedge, Income	$–	$27,333,333

Derivative Investment Holdings Categorized by Risk Exposure
There were no derivatives outstanding as of May 31,2020.
The following is a summary of the location of derivative investments on the Trust’s Statement of Operations for the year ended May 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Trust’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk
$ 264,985

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk
$ (286,812)

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust.
The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:
			Net Amount	Gross Amounts Not
		Gross Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse
Repurchase
Agreements	$82,290,690	$ –	$82,290,690	$(82,290,690)	$ –	$ –

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.
Certain Trustees and officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Note 7 –Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the year ended May 31, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $66,725,572. The weighted average interest rate was 2.52%. As of May 31, 2020, there was $82,290,690 in reverse repurchase agreements outstanding.
As of May 31, 2020, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
Counterparty	Interest Rates	Maturity Dates	Face Value
BNP Paribas	0.75%*	Open Maturity	$ 67,610,379
Credit Suisse Securities (USA) LLC	0.60% - 1.00%*	Open Maturity	4,919,723
Credit Suisse Securities (USA) LLC	0.95%	06/03/20	4,024,847
Barclays Capital, Inc.	0.25-1.00%*	Open Maturity	2,987,062
J.P. Morgan Securities LLC	0.75%*	Open Maturity	1,487,093
Citigroup Global Markets Inc.	0.60%*	Open Maturity	964,048
RBC Capital Markets, LLC	1.15%*	Open Maturity	297,538
			$ 82,290,690

* The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at May 31, 2020.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2020, aggregated by asset class of the related collateral pledged by the Trust:
	Overnight and	Up to		Greater than
	Continuous	30 days	31-90 days	90 days	Total
Municipal Bonds	$67,610,379	$ —	$ —	$ —	$67,610,379
Corporate Bonds	10,655,464	4,024,847	—	—	14,680,311
Total Reverse Repurchase Agreements	$78,265,843	$4,024,847	$ —	$ —	$82,290,690
Gross amount of recognized
liabilities for reverse
repurchase agreements	$78,265,843	$4,024,847	$ —	$ —	$82,290,690

Note 8 – Borrowings
On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Under the most recent amended terms, the interest rate on the amount borrowed is based on the 3-month LIBOR plus 75 basis points, and an unused commitment fee of 20 basis points is charged on the difference between the amount available to borrow under the credit

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

agreement and the actual amount borrowed. As of May 31, 2020, there was $10,509,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $34,280,036 with a related average interest rate of 3.28%. The maximum amount outstanding during the period was $53,509,544. As of May 31, 2020, the total value of securities segregated and pledged as collateral in connection with borrowings was $13,820,040.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information
The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal and state income taxes. Therefore, no provision for federal or state income tax is required.
The Trust is subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Trust paid $103,115 or $0.01 per share of excise tax attributable to calendar year 2019.
Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.
The tax character of distributions paid during the year ended May 31, 2020 was as follows:
Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$26,938,831	$ —	$26,938,831

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

The tax character of distributions paid during the year ended May 31, 2019 was as follows:

Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$25,277,542	$1,001,168	$26,278,710

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of distributable earnings/(loss) as of May 31, 2020 were as follows:

	Undistributed	Net Unrealized	Accumulated
Undistributed	Long-Term	Appreciation	Capital and
Ordinary Income	Capital Gain	(Depreciation)	Other Losses	Total
$442,243	$2,542,781	$49,602,973	$ —	$52,587,997

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Trust that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Trust is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2020, the Trust had no capital loss carryforwards.
For the year ended May 31, 2020, the Trust utilized $104,794 of capital loss carryforward amounts from previous years.
Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, paydown reclasses, excise tax paid, and return of capital distributions received. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.
The following adjustments were made on the Statement of Assets and Liabilities as of May 31, 2020 for permanent book/tax differences:

Total
Paid In	Distributable
Capital	Earnings/(Loss)
$(103,115)	$103,115

At May 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$450,963,598	$56,985,338	$(7,598,135)	$49,387,203

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Note 10 – Securities Transactions
For the year ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were $136,112,569 and $123,755,609, respectively.
The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended May 31, 2020, the Trust engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
Purchases	Sales	Realized Gain
$–	$1,557,188	$57,188

Note 11 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of May 31, 2020. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2020, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $177,184,817.
The unfunded loan commitments as of May 31, 2020, were as follows:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$ 34,308	$ 363
Solera LLC	03/03/21	2,250,000	93,757
		$ 2,284,308	$ 94,120

Note 12 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$ 7,254,442	$ 8,150,781
FDF I Ltd.
2015-1A, 7.50% due 11/12/30	04/22/16	989,464	860,467
Freddie Mac Military Housing Bonds Resecuritization
Trust Certificates 2015-R1, 5.49% (WAC) due 11/25/52[1]	09/10/19	91,816	82,786
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	87,217	4,816
		$ 8,422,939	$ 9,098,850

1
Variable rate security. Rate indicated is the rate effective at May 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

2	Security is in default of interest and/or principal obligations.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

Note 13 – Capital

Common Shares
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 18,752,555 issued and outstanding. Transactions in common shares were as follows:
	Year Ended	Year Ended
	May 31, 2020	May 31,2019
Beginning Shares	17,422,970	17,416,307
Shares issued through at-the-market offering	1,301,502	—
Shares issued through dividend reinvestment	28,083	6,663
Ending shares	18,752,555	17,422,970

On October 16, 2019, the Trust’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. On October 16, 2019, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 3,000,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Trust.
As of May 31, 2020, up to 1,698,498 shares remained available under the at-the-market sales agreement. The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Trust up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred.
Note 14 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. As of June 1, 2019, the Trust has fully adopted the provisions of the 2017 ASU which was applied on a modified-retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.
Note 15 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Trust’s investments and a shareholder’s investment in the Trust are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Trust, the Trust, its

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2020

service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
Note 16 – Subsequent Events
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Trust’s financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 59

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2020

To the Shareholders and the Board of Trustees of Guggenheim Taxable Municipal Managed Duration Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”), including the schedule of investments, as of May 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Taxable Municipal Managed Duration Trust at May 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

60 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM continued	May 31, 2020

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.
July 29, 2020

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 61

OTHER INFORMATION (Unaudited)	May 31, 2020

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Trust’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2020, the Trust had the corresponding percentages qualify as interest related dividends and qualified short-
term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified	Qualified
Interest	Short-Term
Income	Capital Gain
89.63%	0.00%

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Trust was held on April 2, 2020. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Trust:
	# of Shares	# of Shares	# of Shares
	in Favor	Against	Abstain
Randall C. Barnes	14,979,213	182,830	202,935
Angela Brock-Kyle	15,001,142	168,584	195,252
Donald A. Chubb, Jr.	14,969,431	190,268	205,279

The other Trustees of the Trust not up for election in 2020 are Jerry B. Farley, Roman Friedrich III, Amy J. Lee, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem and Ronald E. Toupin, Jr.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.prospectively. prospectively.

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2020

Trustees
The Trustees of the Guggenheim Taxable Municipal Managed Duration Trust and their principal business occupations during the past five years:
Number of
Portfolios in
Name, Address*	Position(s)	Term of Office		Fund
and Year of Birth	Held with	and Length of		Complex	Other Directorships
of Trustees	Trust	Time Served**	Principal Occupation(s) During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2010	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
(1951)	Chair of the				(2013-present).
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight		President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
	Committee		Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2006-2016).
Angela	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Hunt Companies, Inc.
Brock-Kyle					(2019-present).
(1959)			Former: Senior Leader, TIAA (1987-2012).
Former: Infinity Property & Casualty
Corp. (2014-2018).
Donald A. Chubb, Jr.	Trustee	Since 2014	Current: Retired	156	Former: Midland Care, Inc. (2011-2016).
(1946)
Former: Business broker and manager of commercial real estate, Griffith &
Blair, Inc. (1997-2017).
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust
(1946)					(2000-present).

Former: Westar Energy, Inc.
(2004-2018).
Roman	Trustee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company	156	Former: Zincore Metals, Inc.
Friedrich III			(1998-present).		(2009-2019).
(1946)

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 63

OTHER INFORMATION (Unaudited) continued	May 31, 2020

Number of
Portfolios in
Name, Address*	Position(s)	Term of Office		Fund
and Year of Birth	Held with	and Length of		Complex	Other Directorships
of Trustees	Trust	Time Served**	Principal Occupation(s) During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees:
Thomas F.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief	156	Current: US Global Investors (GROW)
Lydon, Jr.	Chair of		Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(1995-present).
(1960)	the Contracts		Lydon Media (2016-present).
	Review				Former: Harvest Volatility Edge Trust (3)
	Committee				(2017-2019).
Ronald A. Nyberg	Trustee and	Since 2010	Current: Partner, Momkus LLC (2016-present).	157	Current: PPM Funds (9) (2018 - present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2012-present).
	and Governance		President, General Counsel, and Corporate Secretary, Van Kampen
	Committee		Investments (1982-1999).		Former: Western Asset Inflation-Linked
Opportunities & Income Fund
(2004-April 2020); Western Asset
Inflation-Linked Income Fund
(2003-April 2020); Managed Duration
Investment Grade Municipal Fund
(2003-2016).
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (78)
(1958)	Chair of				(2018-present); SPDR Index Shares
	the Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (31) (2018-present); SSGA Active
	Committee		Mortenson-Companies, Inc. (2007-2017).		Trust (12) (2018-present); and SSGA
Master Trust (1) (2018-present).
Ronald E.	Trustee, Chair	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
Toupin, Jr.	of the Board		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund
(1958)	and Chair of		Investment Company Institute (2018-present).		(2004-April 2020); Western Asset
	the Executive				Inflation-Linked Income Fund
	Committee		Former: Member, Executive Committee, Independent Directors Council (2016-2018);		(2003-April 2020); Managed Duration
			Vice President, Manager and Portfolio Manager, Nuveen Asset Management		Investment Grade Municipal Fund

(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999);
Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and
Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts
(1988-1999),each of John Nuveen & Co., Inc. (1982-1999).
(2003-2016).

64 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2020

Number of
Portfolios in
Name, Address*	Position(s)	Term of Office		Fund
and Year of Birth	Held with	and Length of		Complex	Other Directorships
of Trustees	Trust	Time Served**	Principal Occupation(s) During Past 5 Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	156	None.
(1961)	Vice President	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex
	and Chief		(2014-present); Vice President, certain other funds in the Fund Complex
	Legal Officer	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present).
Officer)
Former: President and Chief Executive Officer, certain other funds in the
		Since 2012	Fund Complex (2017-2019); Vice President, Associate General Counsel and
		(Vice President)	Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified:

-Messrs. Farley, Friedrich, Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust's annual meeting of shareholders for the fiscal year ended May 31, 2021.

-Mr. Toupin, Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust's annual meeting of shareholders for the fiscal year ended May 31, 2022.

-Messrs. Barnes, Chubb, Jr. and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust's annual meeting of shareholders for the fiscal year ended May 31, 2023.

***
Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 65

OTHER INFORMATION (Unaudited) continued	May 31, 2020

Officers
The Officers of the Guggenheim Taxable Municipal Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past 5 Years
Brian E. Binder	President	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	and Chief		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Executive		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
	Officer		Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
Catalucci	Compliance		Investments (2014-present).
(1966)	Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund
(1972)	Treasurer		Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
William Rehder	Assistant	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
(1967)	Vice President

66 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2020

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past 5 Years
Officers continued:
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*  The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 67

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB)	May 31, 2020

Guggenheim Taxable Municipal Managed Duration Trust (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by video conference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities

1 On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020, and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by video conference on May 18, 2020.

68 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2020

relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC, an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination

2 Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 69

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2020

and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

70 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2020

Investment Performance: The Fund commenced investment operations on October 27, 2010 and its investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the five-year, three-year, one-year and three-month periods ended December 31, 2019, as well as total return based on NAV since inception. The Committee also received certain updated performance information as of March 31, 2020.
The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) generally invest less than 50% in taxable municipals, including “Build America Bonds” (“BABs”); and (ii) generally employ less than 20% financial leverage. The Committee considered that the peer group of funds, with three constituent funds, including the Fund, is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting, but that the small size of the group limited the usefulness of the comparisons.
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s performance in 2019 trailed its benchmark and peers, driven by the Fund’s lower duration and more defensive positioning. The Committee also considered Guggenheim’s statement that, on a five-year basis and since inception, the Fund outperformed its benchmark and consistently provided superior risk-adjusted returns relative to its peers, with lower levels of volatility and down-capture, and higher Sharpe ratio and alpha. In addition, Guggenheim stated that the Fund’s risk metrics have consistently been superior to peers, reflecting the Fund’s lower duration and the diversification provided by the “non-BABs” portion of the Fund’s portfolio and that risk-adjusted returns have generally been the best in the peer group, with the exception of the trailing one-year period.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2019, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2019 and annualized for the three-year and since-inception periods ended December 31, 2019.
After reviewing the foregoing and other related factors, the Committee concluded that the Fund’s performance was acceptable.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 71

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2020

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,3 and the Fund’s net effective management fee4 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, including the personnel involved, noting Guggenheim’s statement that, while profitability is evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.
The Committee observed that, although the Fund’s contractual advisory fee based on average managed assets was the highest of its peer group of funds, its net effective management fee on average net assets was the lowest of its peer group of funds and its total net expense ratio (excluding interest expense) on average net assets was the median of its peer group of funds. The Committee also noted that the peer group of funds consists of only three funds, including the Fund and two peers from two large fund families, which limits its usefulness for comparison. In this connection, the Committee noted the contractual advisory fee range of the peer group and considered Guggenheim’s statement that the Fund’s contractual advisory fee of 0.60% is within 0.05% of the lowest contractual advisory fee of the peer group.
As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of,

3 Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.
4 The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

72 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2020

other clients, respectively, with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
Based on the foregoing, among other things considered, the Committee determined that the Fund’s advisory fee was reasonable.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 73

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2020

Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)
Overall Conclusions
The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

74 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2020

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 75

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2020

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

76 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

TRUST INFORMATION	May 31, 2020

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Angela Brock-Kyle	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Administrator and Accounting Agent
Amy J. Lee*	MUFG Investor Services (US), LLC
Rockville, MD
Thomas F. Lydon, Jr.
Custodian
Ronald A. Nyberg	The Bank of New York Mellon Corp.
New York, NY
Sandra G. Sponem
Legal Counsel
Ronald E. Toupin, Jr.,	Dechert LLP
Chairman	Washington, D.C.
* Trustee is an “interested person” (as defined
in Section 2(a)(19) of the 1940 Act)	Independent Registered Public Accounting
(“Interested Trustee”) of the Trust because of	Firm
her affiliation with Guggenheim Investments.	Ernst & Young LLP
Tysons, VA
Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 77

TRUST INFORMATION continued	May 31, 2020

Privacy Principles of Guggenheim Taxable Municipal Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Taxable Municipal Managed Duration Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Taxable Municipal Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab. The Trust’s Forms N-PORT and N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

78 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

This Page Intentionally Left Blank

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/20)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-AR-0520

Item 2.  Code of Ethics.
(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b)       No information need be disclosed pursuant to this paragraph.
(c)       The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)       The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e)       Not applicable.

(f)         (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $69,276 and $67,586 for the fiscal years ended May 31, 2020 and May 31, 2019, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $28,500 and $0 for the fiscal years ended May 31, 2020 and May 31, 2019 respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $12,883 and $11,398 for the fiscal years ended May 31, 2020 and May 31, 2019, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended May 31, 2020 and May 31, 2019, respectively.
The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services

•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $41,383 and $11,398 for the fiscal years ended May 31, 2020 and May 31, 2019, respectively.

(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Donald A. Chubb; Jerry B. Farley; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2020:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2010	Guggenheim Partners Investment Management, LLC: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2010	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant Chief Investment Officer – 2007–Present.

Allen Li - Managing Director	2017	Guggenheim Partners Investment Management, LLC. Managing Director – 2014 to Present; Guggenheim Partners Investment Management, LLC – Director 2012 to 2014.

Steven Brown – Senior Managing Director	2019
Guggenheim Partners Investment Management, LLC -  Senior Managing Director – 2019 to Present; Managing Director – 2016 to 2019; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.

Adam Bloch – Managing Director	2019
Guggenheim Partners Investment Management, LLC: Managing Director – 2019 to Present; Director – 2015-2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2020:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	12	$25,039,674,689	0	$0
Other pooled investment vehicles	63	$15,112,230,727	39	$10,342,452,743
Other accounts	130	$157,982,999,073	13	$4,373,907,829

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	16	$28,697,835,784	0	$0
Other pooled investment vehicles	6	$2,889,837,013	2	$1,986,417,505
Other accounts	85	$147,830,685,915	4	$270,724,800

Allen Li:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$475,750,194	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	4	$186,300,273	0	$0

Steven Brown:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	13	$27,683,297,089	0	$0
Other pooled investment vehicles	6	$2,889,837,013	3	$1,986,417,505
Other accounts	20	$13,541,358,753	4	$270,724,800

Adam Bloch:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$508,236,032	0	$0
Other pooled investment vehicles	6	$2,889,837,013	3	$1,986,417,505
Other accounts	20	$13,541,358,753	4	$270,724,800

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2020:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne Walsh	$100,001-$500,000
Allen Li	None
Steve Brown	$0-$10,000
Adam Bloch	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable
Item 13.  Exhibits.
(a)(1)       Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)       Not applicable.
(b)           Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)           Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Taxable Municipal Managed Duration Trust
By:          /s/ Brian Binder
Name:     Brian Binder
Title:        President and Chief Executive Officer
Date:       August 10, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:          /s/ Brian Binder
Name:     Brian Binder
Title:        President and Chief Executive Officer
Date:       August 10, 2020
By:          /s/ John L. Sullivan
Name:     John L. Sullivan
Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:       August 10, 2020